Exhibit 10.9

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED IN THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

FIRST AMENDMENT TO CRUDE OIL STORAGE SERVICES AGREEMENT

This FIRST AMENDMENT TO CRUDE OIL STORAGE SERVICES AGREEMENT (this “Amendment”) is effective May 1, 2009 (the “Effective Date”), made by and between Gavilon, LLC (“Customer”), with offices at Eleven Conagra Drive, STE 11-160, Omaha, Nebraska, 68102, and SemCrude, L.P., a Delaware limited partnership, hereinafter referred to as “Operator” (each referred to individually as “Party” or collectively as “Parties”).

RECITALS

A.	The Parties previously entered into that certain Crude Oil Storage Services Agreement dated effective February 1, 2009 (the “Agreement”).

B.	The Parties desire to amend the Agreement as hereinafter described modifying Schedule A and Exhibit A.

NOW THEREFORE, in consideration of the mutual promises set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Parties hereto agree as follows:

Capitalized Terms. All capitalized terms used in this Amendment but not defined shall have the meanings given to such terms in the Agreement.

Schedule A. May 2009 barrels of storage will change to **.

Exhibit A. Tank 3505, a ** barrel tank, will be in service May 1, 2009. Tank 2523, a ** barrel tank, will be in service May 1, 2009. Both tanks Gavilon has elected to take one month earlier than originally scheduled.

Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed an original and each of which alone, and all of which together, shall constitute one and the same instrument.

Effect of Amendment. This Amendment shall be effective as of the Effective Date. Except as expressly amended or modified herein, all other terms, covenants, and conditions of the Agreement shall be unaffected by this Amendment and shall remain in full force and effect. In the event of conflict between the provisions of this Amendment and the provisions of the Agreement, this Amendment shall control.

IN WITNESS WHEREOF, the Parties have executed this Amendment effective as of the Effective Date.

SEMCRUDE, L.P.

/s/ Peter L. Schwiering
Peter L. Schwiering
Vice President-Crude Operations

GAVILON

/s/ Dennis Stieren
Dennis Stieren
Vice President, Trade Operations